                                                                    EXHIBIT 10.3

                          SECURITIES PLEDGE AGREEMENT
                          ---------------------------

     THIS SECURITIES PLEDGE AGREEMENT (the "Pledge") is made this 26th day of June, 1996, by NATIONAL MEDIA CORPORATION, (the "Pledgor") for benefit of MERIDIAN BANK (the "Bank"). Pledgor, intending to be legally bound, agrees as follows:

     1.   DEFINITIONS. For purposes of this Pledge,
          -----------

          1.1  "Bank Indebtedness" shall mean all obligations and indebtedness
               -------------------
of Pledgor to Bank, whether now or hereafter owing or existing, including, without limitation, all obligations under the Loan Documents, all obligations of Pledgor to reimburse Bank for payments made by Bank at any time or from time to time for the preservation and/or protection of the Collateral, all other obligations or undertakings now or hereafter made by or for the benefit of Pledgor to or for the benefit of Bank under any other agreement, promissory note or undertaking now existing or hereafter entered into by Pledgor with Bank, including, without limitation, all obligations of Pledgor to Bank under any guaranty or surety agreement and all obligations of Pledgor to immediately pay to Bank the amount of any overdraft on any deposit account maintained with Bank, together with all interest and other sums payable in connection with any of the foregoing.

          1.2  "Code" shall mean the Uniform Commercial Code as adopted by the
               ------
Commonwealth of Pennsylvania, as the same may be amended from time to time.

          1.3  "Collateral" shall mean (i) the Stock, and (ii) all dividends,
               ------------
cash, securities and property issued, paid, declared and/or distributed in connection with the Stock, or any portion thereof, and (iii) all cash, securities and other property paid, issued and/or distributed to or for the benefit of Pledgor in exchange, redemption or substitution for the Stock, or any portion thereof, and (iv) all other cash, securities and property paid, issued and/or distributed to or for the benefit of Pledgor as a consequence of Pledgor's ownership of the Stock, or any portion thereof, and (v) all proceeds of the foregoing.

          1.4  "Event of Default" shall mean any and all events described in
               ------------------
Section 8 below.
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          1.5  "issuer", "proceeds" and "security" shall have the meanings given
               --------  ----------     ----------
such terms in the Code.

          1.6  "Loan Agreement" shall mean that certain Amended and Restated
               ----------------
Loan and Security Agreement of even date herewith by and between Pledgor, Quantum North America, Inc., Quantum International Limited, Positive Response Television, Inc. DirectAmerica Corporation and Bank.

          1.7  "Loan Documents" shall mean all agreements, documents and/or
               ----------------
instruments evidencing the Bank Indebtedness and all agreements, documents and instruments collateral thereto, together with all amendments, replacements, increases, renewals and modifications of any of the foregoing, including without limitation this Pledge and the Loan Agreement.

          1.8  "Stock" shall mean all those securities more specifically
               -------
described on Schedule 1.8 attached hereto and made a part hereof.
             ------------

     2.  SECURITY INTEREST. Pledgor hereby pledges and grants to Bank a security
         -----------------
interest in and a lien on the Collateral.

     3.  EFFECT OF GRANT. The pledge of Collateral granted to Bank by Pledgor
         ---------------
hereunder shall not be rendered void by the fact that no Bank Indebtedness exists as of a particular date, but shall continue in full force and effect until all Bank Indebtedness have been paid in full, Bank has no agreement or commitment outstanding pursuant to which Bank may extend credit to or on behalf of Pledgor and Bank has executed and delivered termination statements and/or releases and has delivered the Collateral to Pledgor.

     4.  OBLIGATIONS SECURED. The Collateral and the continuing security
         -------------------
interest granted therein shall secure all Bank Indebtedness. IT IS THE EXPRESS INTENTION OF PLEDGOR THAT THE COLLATERAL SHALL SECURE ALL PLEDGOR'S EXISTING AND FUTURE OBLIGATIONS UNDER THE LOAN DOCUMENTS OR OTHERWISE.

     5.  DELIVERY. All original certificates and instruments representing or
         --------
evidencing the Collateral, or any portion thereof, shall be delivered to and held by or on behalf of Bank pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance satisfactory to Bank and with guaranteed signatures.

     6.  REPRESENTATIONS AND WARRANTIES.  Pledgor hereby represents and
         ------------------------------
warrants as follows, which representations and warranties shall be true and correct as of the date hereof, at the time of the creation of any Bank Indebtedness and until the Bank Indebtedness has been paid in full:

          6.1  Due Authorization and Issuance.  The Stock and any other
               ------------------------------
Collateral consisting of securities have been duly authorized and issued to or for the benefit of Pledgor by the respective issuer and are outstanding, fully paid and non-assessable.

          6.2  Accuracy of Representations and Warranties.  No representation or
               ------------------------------------------
warranty by Pledgor contained herein or in any certificate or other document furnished by Pledgor pursuant hereto or in connection herewith fails to contain any statement of material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made. There is no fact which Pledgor knows or should know and has not disclosed to Bank, which does or may materially and adversely affect Pledgor, or the Collateral, or any portion thereof.

     7.  COVENANTS. Pledgor covenants and agrees that until the Obligations
         ---------
have been paid in full, Pledgor shall:




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

          7.1  Sale of Collateral. Not sell, lease, transfer, assign or
               ------------------
otherwise dispose of the Collateral, or any portion thereof, without the prior written consent of Bank which will not be unreasonably withheld.

          7.2  Creation of Liens. Not create, incur or permit to exist any
               -----------------
mortgage, pledge, encumbrance, lien, security interest or change of any kind on the Collateral, or any portion thereof, except as contemplated hereby.

      8.  EVENTS OF DEFAULT. The occurrence of any one or more of the following
          -----------------
events shall constitute an Event of Default hereunder:

          8.1 The occurrence of any event of default or default under any of the Loan Documents after expiration of any applicable notice and/or grace period permitted in such documents.

          8.2 The failure of Pledgor to pay any amount of principal or interest on the Bank Indebtedness on the date on which such payment is due, whether on demand, at the stated maturity, or due date thereof, or by reason of any requirement for prepayment thereof, by acceleration or otherwise.

          8.3 The failure of Pledgor to duly perform or observe any obligation, covenant or agreement on its part contained herein.

          8.4 Any representation or warranty of Pledgor herein is discovered to be untrue in any material respect or any statement, certificate or data furnished by Pledgor pursuant hereto is discovered to be untrue in any material respect as of the date as of which the facts therein set forth are stated or certified.

      9.   RIGHTS OF PLEDGOR AND BANK.
           ---------------------------

          9.1  Before Event of Default. Prior to the occurrence and during the
               -----------------------
continuance of an Event of Default:

               (a)  Voting. Pledgor shall be entitled to exercise any and all
                    -------
voting and other consensual rights arising under the Collateral, or any portion thereof, for any purpose not inconsistent with the terms of any of the Loan Documents.

               (b)  Dividends; Distributions. Unless Bank otherwise requests in
                    ------------------------
writing, Pledgor shall be entitled to receive and retain any and all dividends, distributions and interest, declared, distributed or paid, with respect to the Collateral, or any portion thereof, provided, however, that any and all
(i) dividends, distributions and interest paid or payable other than in cash;
(ii) instruments and other property received, receivable or otherwise distributed with respect to, or in exchange for, the Collateral, or any portion thereof; (iii) dividends and other distributions paid or payable in cash with respect to the Collateral, or any portion thereof, in connection with (1) a partial or total liquidation or dissolution, or (2) a reduction of capital, capital surplus or paid-in-



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

surplus; and (iv) cash paid, payable or otherwise distributed in respect of principal, or redemption of, or in exchange for, the Collateral, or any portion thereof; shall be forthwith delivered to Bank to hold as Collateral and shall, if received by Pledgor, be (x) received in trust for the benefit of Bank, (y) segregated from all other property or funds of Pledgor, and (z) forthwith delivered to Bank as Collateral in the same form as so received (with any necessary documents, endorsements or assignments in blank with guaranteed signature(s)).

          9.2  After Event of Default. Upon the occurrence of an Event of
               ----------------------
Default and at all times thereafter:

                (a)  Voting. All rights of Pledgor to (i) exercise voting and
                     ------
other consensual rights which Pledgor would otherwise be entitled to exercise, pursuant to Section 9.1(a), and (ii) receive dividends and interest payments
            --------------
which Pledgor would otherwise be authorized to receive and retain, pursuant to
Section 9.1(b), shall cease, and all such rights shall thereupon become
- --------------
absolutely vested in Bank. Bank shall thereafter have the sole and absolute right to exercise all voting and other consensual rights, and to receive and hold as Collateral all such dividends and interest payments, without any further notice to, or consent of, Pledgor.

                (b)  Dividends Held In Trust. All dividends and interest
                     -----------------------
payments which are received by Pledgor contrary to the provisions of Section
                                                                     -------
9.2(a)(ii) shall be (i) received in trust for the benefit of Bank, (ii) shall
- ----------
be segregated from other property or funds of Pledgor and (iii) forthwith delivered to the Bank as Collateral in the same form as received (with any necessary documents, endorsements or assignments in blank with guaranteed signatures).

                (c)  Sale of Collateral. Bank may exercise in respect of the
                     ------------------
Collateral and in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Code. Bank may also, without notice, except as specified below, sell the Collateral, or any part thereof, in one or more blocks at public or private sale, at any exchange or otherwise or for future delivery, and at such price or prices and upon such other terms as Bank may deem commercially reasonable. Pledgor agrees that, to the extent notice of sale shall be required by law, five (5) days notice to Pledgor of the time and place of any public sale or private sale is to be made shall constitute reasonable notification. Bank shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                (d) Application of Proceeds. Any cash held by Bank as Collateral
                    -----------------------
and all cash proceeds received by Bank in respect of any sale of, collection from, or other realization upon the Collateral, or any portion thereof, may, in the discretion of Bank, be held by Bank as Collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Bank pursuant to Section 13) in whole or in part by Bank against all or any part of the Bank
   ----------
Indebtedness, in such order as Bank shall elect. Any surplus of such cash or cash proceeds held by Bank and remaining after payment in full of all Bank Indebtedness shall be paid to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.



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

           9.3  Bank's Rights. At any time and from time to time, Bank shall
                -------------
have the right, in its discretion and without notice to Pledgor, to transfer to or to register in the name of Bank, or any of Bank's nominees, the Collateral, or any portion thereof, provided, however, that Pledgor shall continue to be the beneficial owner of any Collateral transferred to or registered in the name of Bank, or Bank's nominees, prior to the occurrence of an Event of Default. In addition, Bank shall have the right at any time to exchange certificates or instruments representing or evidencing the Collateral, or any portion thereof, for certificates or instruments of smaller or larger denominations.

      10.  REASONABLE CARE. Bank shall be deemed to have exercised reasonable
           ---------------
care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Bank accords its own property.

      11.  DELAY OR OMISSION NOT WAIVER. Neither the failure nor any delay on
           ----------------------------
the part of Bank to exercise any right, remedy, power or privilege under this Pledge upon the occurrence of any Event of Default or otherwise shall operate as a waiver thereof or impair any such right, remedy, power or privilege. No waiver of any Event of Default shall affect any later Event of Default or shall impair any rights of Bank. No single, partial or full exercise of any rights, remedies, powers and privileges by the Bank shall preclude further or other exercise thereof. No course of dealing between Bank and Pledgor shall operate as or be deemed to constitute a waiver of Bank's rights under this Pledge or affect the duties or obligations of Pledgor.

      12.  REMEDIES CUMULATIVE; CONSENTS. The rights, remedies, powers and
           -----------------------------
privileges provided for herein shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other rights, remedies, powers and privileges in Bank's favor at law or in equity. Whenever the Bank's consent or approval is required or permitted, such consent or approval shall be at the sole and absolute discretion of Bank.

      13.  CERTAIN FEES, COSTS, EXPENSES AND EXPENDITURES. Pledgor agrees to pay
           ----------------------------------------------
on demand all costs and expenses of Bank, including without limitation:

           13.1 all costs and expenses in connection with the preparation, review, negotiation, execution, delivery and administration of this Pledge, and the other documents to be delivered in connection therewith, or any amendments, extensions and increases to any of the foregoing (including, without limitation, reasonable attorney's fees and expenses, and the cost of appraisals and reappraisals of Collateral), and the cost of periodic lien searches and tax clearance certificates, as Bank deems advisable;

           13.2 all losses, costs and expenses in connection with the enforcement, protection and preservation of the Bank's rights or remedies under this Pledge, or any other agreement relating to any Bank Indebtedness, or in connection with legal advice relating to the rights or responsibilities of Bank (including without limitation court costs, reasonable attorney's fees and expenses of accountants and appraisers); and



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

           13.3 any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Pledge, and all liabilities to which Bank may become subject as the result of delay in paying or omission to pay such taxes.

      In the event Pledgor shall fail to pay taxes, assessments, costs or expenses which it is required to pay hereunder, or fails to keep the Collateral free from security interests or lien (except as expressly permitted herein), or otherwise breaches any obligations under this Pledge, Bank in its discretion, may make expenditures for such purposes and the amount so expended (including reasonable attorney's fees and expenses, filing fees and other charges) shall be payable by Pledgor on demand and shall constitute part of the Bank Indebtedness.

      In the event any action at law or in equity in connection with the Loan Documents, the Bank Indebtedness or matters collateral thereto is terminated adverse to Pledgor, Pledgor will pay all attorneys' fees and legal costs incurred by Bank in connection with such actions.

      With respect to any amount required to be paid by Pledgor under this Section, in the event Pledgor fails to pay such amount on demand, Pledgor shall also pay to Bank interest thereon at the Default Rate. Pledgor's obligations under this Section shall survive termination of this Pledge.

      14.  TIME IS OF THE ESSENCE. Time is of the essence in Pledgor's
           ----------------------
performance of Pledgor's obligations under the Loan Documents.

      15.  COMMUNICATIONS AND NOTICES.   All notices, requests and other
           --------------------------
communications made or given in connection with this Pledge shall be given in accordance with the notice provisions of the Loan Agreement.

      16.  MISCELLANEOUS PROVISIONS.
           -------------------------

           16.1  Severability. The provisions of this Pledge and all other Loan
                 ------------
Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

           16.2  Headings. The headings of the Articles, Sections, paragraphs
                 --------
and clauses of this Pledge are inserted for convenience only and shall not be deemed to constitute a part of this Pledge.

           16.3  Binding Effect. This Pledge and all rights and powers granted
                 --------------
hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

           16.4  Amendment. No modification of this Pledge or any of the Loan
                 ---------
Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.



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

           16.5  Governing Law. This Pledge has been made, executed and
                 -------------
delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth.

           16.6  No Third Party Beneficiaries. The rights and benefits of this
                 ----------------------------
Pledge and the Loan Documents shall not inure to the benefit of any third party.

           16.7  Exhibits and Schedules.  All exhibits and schedules attached
                 ----------------------
hereto are hereby made a part of this Pledge.

           16.8  Counterparts. This Pledge may be executed in any number of
                 ------------
counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Pledge by signing any such counterpart.

           16.9  No Joint Venture.  Nothing contained herein is intended to
                 ----------------
permit or authorize Pledgor to make any contract on behalf of Bank, nor shall this Pledge be construed as creating a partnership, joint venture or making Bank an investor in Pledgor.

     17.   WAIVER OF RIGHT TO TRIAL BY JURY. PLEDGOR AND BANK WAIVE ANY RIGHT TO
           --------------------------------
TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS PLEDGE OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF PLEDGE WITH RESPECT TO THIS PLEDGE OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. PLEDGOR AND BANK AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS PLEDGE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF PLEDGOR AND BANK TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     IN WITNESS WHEREOF, Pledgor has executed this Pledge as of the day and year first above written.

                                     NATIONAL MEDIA CORPORATION

[CORPORATE SEAL]
                                     By:/s/ Constantinos I. Costalas
                                        ---------------------------------------
                                     Constantinos I. Costalas, Vice Chairman



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

   Bank hereby joins in this Pledge for the sole purpose of ratifying and confirming its consent to the provisions contained in Section 17 above.
                                                      ----------


                               MERIDIAN BANK


                               By:/s/ Ash R. Lilani
                                  ------------------------------
                               Ash R. Lilani, Banking Officer



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

                       DESCRIPTION OF PLEDGED SECURITIES
                       ---------------------------------


                         No. Shares/
   Certificate No.       Face Value        Issuer                Record Owner
  -----------------      ----------        ------                ------------

                                           Positive Response     National Media
          3              $.01 par          Television, Inc.      Corporation

                                           DirectAmerica         National Media
          1              $.01 par          Corporation           Corporation



















                                  SCHEDULE 1.8
                                  ------------
                                       TO
                          SECURITIES PLEDGE AGREEMENT




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